Exhibit 10.7

Dated: ______, 2011

MASTER CONFIRMATION AGREEMENT
for
COMMODITY DERIVATIVE TRANSACTIONS

Between
ETFS COLLATERALIZED COMMODITIES TRUST
ON BEHALF OF ITS SEPARATE SERIES (FUNDS)

and
[COUNTERPARTY]

This master confirmation agreement (“Master Confirmation Agreement”) is dated as of [          ] 2011 and is made between ETFS COLLATERALIZED COMMODITIES TRUST, a Delaware statutory trust, whose office is located at c/o ETF Securities USA LLC, [Ordnance House, 31 Pier Road, St Helier, Jersey, Channel Islands] (the “Trust”), on behalf of each separate series (each a “Fund”) as set forth in Schedule A hereto and [Counterparty] (the “Counterparty”) of [Address].

This contractual format is solely for the purpose of documentary simplification.

Pursuant to the Delaware Statutory Trust Act (as amended) and the Trust Agreement of the Trust, any party extending credit to, contracting with or having any claim against any Fund of the Trust may look only to the assets of such Fund to satisfy or enforce any debt with respect to that Fund.

Each party agrees that for all purposes, this Master Confirmation Agreement constitutes as many distinct master confirmation agreements as there are Funds listed in Schedule A to this Master Confirmation Agreement and each relating to one such Fund.

Any references in this Master Confirmation Agreement to a Transaction Supplement, New Transaction Supplement or Transaction Termination Supplement (as defined below) refer to a Transaction Supplement, New Transaction Supplement or Transaction Termination Supplement as prepared for such Fund.

PART 1 - PRELIMINARY

1	Transactions

1.1

The parties have entered into an ISDA Master Agreement dated [               ] 2011 (the “Master Agreement”) and a Facility Agreement dated [                    ] 2011 as amended, restated or supplemented from time to time (the “Facility Agreement”) pursuant to which, inter alia, the parties have agreed, subject to the conditions therein specified, from time to time to create and terminate certain transactions (described in the Facility Agreement as Commodity Contracts) to be governed by the Master Agreement and each constituting a “Transaction” for the purposes of this Master Confirmation.

1.2

The creation and termination of each Transaction will be confirmed by a transaction supplement (a “Transaction Supplement”) which shall be prepared and delivered by [                    ], may relate to multiple Transactions, in the case of new Transactions shall be in the form of a new transaction supplement (a “New Transaction Supplement”) and, in the case of Terminations, in the form of a transaction termination supplement (a “Transaction Termination Supplement”).

1.3

Each Transaction Supplement shall be in such form as the parties may agree including in the form of a Creation Notice or Cancellation Notice (and in default of such agreement in the forms set out in Parts II and III of this Master Confirmation).

1.4

Each Transaction Supplement may be created by an exchange of electronic messages on an electronic messaging, trading or settlement system (including, without limitation, by means of matching electronic messages sent by each party), or an exchange of emails or may be communicated and acknowledged in such other form and manner as the parties may agree.

1.5

It is the intention of the parties to develop web-based systems for delivering Transaction Confirmation Supplements in electronic form. If such systems are developed, the parties may make such amendments to this Master Confirmation as the parties may agree at the relevant time to accommodate such systems.

1.6

The confirmation applicable to each Transaction shall comprise this Master Confirmation Agreement, as supplemented by the trade details applicable to such Transaction as set forth in the relevant New Transaction Supplement and Transaction Termination Supplement.

1.7	Failure to send any New Transaction Supplement or Transaction Termination Supplement shall not affect the validity of the creation or termination of the relevant Transaction.

1.8	A New Transaction Supplement shall specify at least the following terms:

Fund:
Trade Date:
Authorized Participant:
[Commodity Index/Class of Commodity Contract:]
Number of Transactions created:
[Number of outstanding Commodity Contracts following such creation:]

1.9	A New Transaction Supplement shall specify at least the following terms:

Fund:
Termination Date:
Authorized Participant:
Commodity Index/Class of Commodity Contract:
Number of Transactions Terminated:
[Number of outstanding Commodity Contracts following termination:]

2	Interpretation

2.1	Capitalized terms defined in the Facility Agreement shall have the same meanings in this Master Confirmation.

2.2

The definitions and provisions contained in the 2005 ISDA Commodity Definitions (the “Commodity Definitions”) and the 2006 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (together, the “Definitions”) are, incorporated by reference in this Master Confirmation Agreement and each Transaction Supplement.

2.3

A reference in this Master Confirmation Agreement to the Commodity Definitions or to the 2006 Definitions is a reference to those Definitions as they may be amended or supplemented through the date on which the parties create the relevant transaction.

2.4	In the event of inconsistency between the Commodity Definitions and the 2006 ISDA Definitions, the Commodity Definitions shall govern.

2.5	Any capitalized term not otherwise defined herein or in the Facility Agreement has the meaning assigned to such term in the Definitions.

2.6	In the event of inconsistency between this Master Confirmation Agreement, and the Definitions, this Master Confirmation Agreement shall govern.

2.7

In the event of inconsistency between the Master Confirmation Agreement or the Definitions, and the Transaction Supplement, the Transaction Supplement shall govern for the purpose of the relevant Transaction.

2.8	With respect to each Transactions, the relevant New Transaction Supplement and the relevant Transaction Termination Supplement must be read together.

2.9

An amendment, modification or waiver of this Master Confirmation Agreement will only be effective if agreed in writing (including a writing evidenced by a facsimile transmission or pdf) and executed by each of the parties.

2.10	This Master Confirmation Agreement and each Transaction Supplement documented hereunder may be executed in counterparts, each of which will be deemed an original.

2.11

The headings used in this Master Confirmation Agreement are for convenience of reference only and shall not affect the construction of or be taken into consideration in interpreting this Master Confirmation Agreement.

2.12

A reference to this Master Confirmation Agreement or to any other document (including, without limitation, the ISDA Master Agreement) is a reference to this Master Confirmation Agreement (including the Exhibits and Annex) or to that other document as amended, supplemented or restated from time to time.

2.13

This Master Confirmation Agreement and each Transaction confirmed by a Transaction Supplement will be governed by and construed in accordance with the law specified in the ISDA Master Agreement and will be subject to the jurisdiction, service of process and waiver of immunities provisions of Section 13 of the ISDA Master Agreement.

PART 2 - GENERAL TERMS APPLICABLE TO EACH TRANSACTION

1.	The terms of each Transaction (Commodity Contract) to which this Master Confirmation relates are as follows:

General Terms:

Trade Date:

The first date on which a Creation Notice both (a) is or becomes valid in accordance with paragraph 6 of Schedule 6 to the Facility Agreement and (b) is or becomes incapable of being cancelled under paragraph 4 of Schedule 6 of the Facility Agreement.

Effective Date	Trade Date

Termination Date:	The date on which:
(a) a Cancellation Notice first is or becomes valid in accordance with paragraph 4 of Schedule 7 to the Facility Agreement; or if earlier
(b) the date on which a Compulsory Pricing Date first is or becomes valid in accordance with Clause 9 of the Facility Agreement in respect of the relevant Transaction.

Business Day:	New York.

Floating Amount Details:

Floating Amount	An Initial Floating Amount or a Final Floating Amount, and section 6.1 of the Commodity Definitions shall be deemed amended accordingly.

Floating Price Payer:	The Initial Floating Price Payer or the Final Floating Price Payer.

Payment Date	Has the meaning given in the Facility Agreement.

Initial Floating Amount	the Price (as defined in the Facility Agreement) of the relevant Commodity Contract on the Trade Date.

Initial Floating Price Payer:	The Fund.

Final Floating Amount	The Price (as defined in the Facility Agreement) of the relevant Commodity Contract on the Termination Date.

Final Floating Price Payer:	The Counterparty.

Calculation Agent:	Has the meaning given in the Facility Agreement.

For the avoidance of doubt, a failure by the Initial Floating Price Payer to pay the Initial Floating Amount on the Payment Date will not constitute an Event of Default and the Counterparty may at any time while such failure continues terminate the relevant Transaction by serving a Cancellation Notice in accordance with paragraph 11 of Schedule 6 to the Facility Agreement.

Market Disruption:

Market Disruption Event:	Has the meaning given in the Facility Agreement.

[Disruption Fallbacks	Clause 5.9, Schedule 6 clause 4(a)(i)-(iv) and Schedule 6 clause 4(a)(i)-(iv) of the Facility Agreement and section 7.5 of the Commodity Definitions shall not apply.]
Additional Provisions:

Index License Disclaimer:	See following disclaimer:

The Dow Jones-UBS Commodity IndexesSM are a joint product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME Indexes”), and UBS Securities LLC (“UBS Securities”), and have been licensed for use. “Dow Jones®”, “DJ”, “Dow Jones Indexes”, “UBS”, “Dow Jones-UBS Commodity IndexSM”, and “DJ-UBSCISM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and UBS AG (“UBS AG”), as the case may be, have been licensed to CME Indexes] and have been sublicensed for use for certain purposes by ETF Marketing LLC (the “Licensee”).

The Commodity Contracts are not sponsored, endorsed, sold or promoted by Dow Jones, UBS AG, UBS Securities, CME Indexes or any of their subsidiaries or affiliates. None of Dow Jones, UBS AG, UBS Securities, CME Indexes or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or counterparts to the Commodity Contracts or any member of the public regarding the advisability of investing in securities or commodities generally or in the Commodity Contracts particularly. The only relationship of Dow Jones, UBS AG, UBS Securities, CME Indexes or any of their subsidiaries or affiliates to the Licensee is the licensing of certain trademarks, trade names and service marks and of the DJ-UBSCISM, which is determined, composed and calculated by CME Indexes in conjunction with UBS Securities without regard to the Licensee or the Commodity Contracts. Dow Jones, UBS Securities and CME Indexes have no obligation to take the needs of the Licensee or the owners of the Commodity Contracts into consideration in determining, composing or calculating DJ-UBSCISM. None of Dow Jones, UBS AG, UBS Securities, CME Indexes or any of their respective subsidiaries or affiliates is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Commodity Contracts to be issued or in the determination or calculation of the equation by which the Commodity Contracts are to be converted into cash. None of Dow Jones, UBS AG, UBS Securities, CME Indexes or any of their subsidiaries or affiliates shall have any obligation or liability, including, without limitation, to the Fund, in connection with the administration, marketing or trading of the Commodity Contracts. Notwithstanding the foregoing, UBS AG, UBS Securities, CME Group Inc. and their respective subsidiaries and affiliates may independently issue and/or sponsor financial products unrelated to the Commodity Contracts currently being issued under this Master Confirmation, but which may be similar to and competitive with the Commodity Contracts. In addition, UBS AG, UBS Securities, CME Group Inc. and their subsidiaries and affiliates actively trade commodities, commodity indexes and commodity futures (including the Dow Jones-UBS Commodity IndexSM and Dow Jones-UBS Commodity Index Total ReturnSM), as well as swaps, options and derivatives which are linked to the performance of such commodities, commodity indexes and commodity futures. It is possible that this trading activity will affect the value of the Dow Jones-UBS Commodity IndexSM and Commodity Contracts.

Purchasers of the Commodity Contracts should not conclude that the inclusion of a futures contract in the Dow Jones-UBS Commodity IndexSM is any form of investment recommendation of the futures contract or the underlying exchange-traded physical commodity by Dow Jones, UBS AG, UBS Securities, CME Indexes or any of their subsidiaries or affiliates. None of Dow Jones, UBS AG, UBS Securities, CME Indexes or any of their subsidiaries or affiliates has made any due diligence inquiries with respect to the Dow Jones-UBS Commodity IndexSM components in connection with Commodity Contracts. None of Dow Jones, UBS AG, UBS Securities, CME Indexes or any of their subsidiaries or affiliates makes any representation that any other publicly available information regarding the Dow Jones-UBS Commodity IndexSM components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.

NONE OF DOW JONES, UBS AG, UBS SECURITIES, CME INDEXES OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES-UBS COMMODITY INDEXSM OR ANY DATA RELATED THERETO AND NONE OF DOW JONES, UBS AG, UBS SECURITIES, CME INDEXES OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NONE OF DOW JONES, UBS AG, UBS SECURITIES, CME INDEXES OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE SECURITIES ISSUED BY THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES-UBS COMMODITY INDEXSM OR ANY DATA RELATED THERETO. NONE OF DOW JONES, UBS AG, UBS SECURITIES, CME INDEXES OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES-UBS COMMODITY INDEXSM OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, UBS AG, UBS SECURITIES, CME INDEXES OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS AMONG UBS SECURITIES, CME INDEXES AND THE LICENSEE, OTHER THAN UBS AG AND THE LICENSORS OF CME INDEXES.

SIGNED by the Parties by their duly authorized representatives:

ETF SECURITIES USA LLC on behalf of ETFS Collateralized Commodities Trust separately on behalf of each of its Funds	) ) )
)
)
[Sponsor]	)

[COUNTERPARTY]	)
)
)
[Counterparty]	)

PART II

New Transaction Supplement

This New Transaction Supplement is entered into between [Counterparty] (“Party A”) and the Fund identified below (“Party B”). Its purpose is to confirm the terms of the new Transactions created between Party A and Party B on the Trade Date specified below. This New Transaction Supplement supplements, forms a part of, and is subject to the Master Confirmation for Transactions dated as of ____________, 2011 between the Parties, as may be amended and supplemented from time to time and, together with such Master Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement between us, dated as of ____________, 2011, as amended and supplemented from time to time.

The terms of the new Transactions to which this Transaction Confirmation Supplement relates are confirmed as follows:

Trade Date:

Fund:

Authorized Participant:

Commodity Index/Class of Commodity Contract:

Number of Transactions (Commodity Contracts) created:

Number of outstanding Commodity Contracts following such creation.:

PART III

Transaction Termination Supplement

This Transaction Termination Supplement is entered into between [Counterparty] (“Party A”) and the Fund identified below (“Party B”). Its purpose is to confirm the terms of the Termination on the Trade Date specified below of one or more Transactions created between Party A and Party B. This Transaction Termination Supplement supplements, forms a part of, and is subject to the Master Confirmation for Transactions dated as of ____________, 2011 between the Parties, as may be amended and supplemented from time to time and, together with such Master Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement between us, dated as of ____________, 2011, as amended and supplemented from time to time.

The terms of the Termination(s) to which this Transaction Termination Supplement relates are confirmed as follows:

Termination Date:

Fund:

Authorized Participant:

Commodity Index/Class of Commodity Contract:

Number of Transactions (Commodity Contracts) Terminated:

Number of outstanding Commodity Contracts following termination:

SCHEDULE A

LIST OF FUNDS

Fund Name

ETFS Oil
ETFS Natural Gas
ETFS Copper
ETFS Wheat
ETFS Composite Agriculture
ETFS Composite Industrial Metals
ETFS Composite Energy
ETFS All Commodities
ETFS Short Oil
ETFS Short Natural Gas
ETFS Short Copper
ETFS Short Wheat
ETFS Short Gold
ETFS Leveraged Oil
ETFS Leveraged Natural Gas
ETFS Leveraged Copper
ETFS Leveraged Wheat
ETFS Leveraged Gold